Promissory notes receivable at FVTPL	12 Months Ended
Aug. 31, 2022
Promissory Notes Receivable At Fvtpl
Promissory notes receivable at FVTPL

10. Promissory notes receivable at FVTPL

Promissory notes receivable
$
Balance, August 31, 2021	-
Acquisition	1,585,783
Change in fair value	(873,778)
Effect of foreign exchange	(135,477)
Balance, August 31, 2022	576,528

To facilitate the sale of Eden Games, under a separate agreement, the Company agreed to purchase Euro- denominated 6% promissory notes amounting to Euro 1,453,154 ($1,585,783) that were due to the former co-founders of Eden Games from third parties. Euro 1,081,081 ($1,181,005) of the consideration was paid on the closing of the sale with the remainder due in two equal payments on April 4, 2023, and October 6, 2023.

The Company assessed the fair value of the promissory notes receivable based on the present value of expected future cash flows of $591,781 and has recognized a fair value write-down of $873,778. The Company is not accruing interest.

The fair value of the Company’s promissory note receivable is estimated at each reporting period, with reference to expected cash flows discounted to present value. Promissory notes receivable is classified with a level 3 in the fair value hierarchy (Note 30).

Engine Gaming and Media, Inc. (formerly, Engine Media Holdings, Inc.) Notes to the Consolidated Financial Statements August 31, 2022 and 2021 (Expressed in United States Dollars)